                                                                    EXHIBIT 99.1

PRESS RELEASE

CONTACT:
David M. Sugishita
Chief Financial Officer
Synopsys, Inc.
650-584-4257


             SYNOPSYS POSTS FINANCIAL RESULTS FOR FIRST QUARTER 2000


MOUNTAIN VIEW, CALIFORNIA, FEBRUARY 17, 2000 - Synopsys, Inc., today reported its first quarter results for the period that ended on January 31, 2000.

Revenue for the first quarter of fiscal 2000 was $216.9 million, compared with revenue for the same period last year of $180.2 million, an increase of 20%. Net income for the first quarter of fiscal 2000 was $45.1 million, or $0.61 per share, compared with net income of $40.4 million, or $0.56 per share, for the first quarter of fiscal 1999. This represents net income and earnings per share growth of 12% and 9%, respectively. Earnings before goodwill (EBG), which represents earnings per share on a fully diluted basis excluding amortization of intangible assets and in-process research and development, was $50.7 million, or $0.68 per share, for the first quarter of fiscal 2000, compared with $40.4 million, or $0.56 per share, for the first quarter of fiscal 1999, an increase of 25% and 21% respectively.

"Synopsys' results in the first quarter of fiscal 2000 were really strong on all fronts," noted Dr. Aart de Geus, Chairman and CEO of Synopsys. "We are also gaining market share in all key product categories, a clear sign of our superior technology and recognized customer value. Our new physical synthesis business is performing especially well. We're actively involved with over 50 customer engagements and have already helped several customers achieve successful silicon with these physical synthesis products," added de Geus.

During the first quarter of fiscal 2000, the Company completed the acquisition of Leda, S.A., based in Grenoble, France, a privately held provider of RTL coding style checkers. The acquisition will provide the Company with tools for enabling design reuse and facilitating system-on-a-chip (SOC) integration. The business combination with Leda was accounted for as a purchase.

About Synopsys
Synopsys, Inc., (NASDAQ: SNPS) is a leading supplier of electronic design automation (EDA) solutions to the global electronics market. The company provides comprehensive design technologies to creators of advanced integrated circuits, electronic systems, and systems on a chip. Synopsys also provides consulting services and support to its customers to streamline the overall design process and accelerate time to market. News and information are available at http://www.synopsys.com.

Synopsys' quarterly conference call will be held at 2 p.m. today. A replay of the call will be available through streetfusion.com.


This release may contain forward-looking statements under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These statements are based on Synopsys' current expectations and beliefs. Actual results could differ materially from the results implied by these statements. Factors that could cause results to differ from these statements include the competitive nature of the electronic design automation industry as well as factors identified in documents filed by Synopsys with the Securities and Exchange Commission, specifically the most recent reports on Forms 10-K and 10-Q.

                                       ###

            Synopsys is a registered trademark of Synopsys, Inc. All
               other trademarks mentioned in this release are the
                intellectual property of their respective owners.

                                 SYNOPSYS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (1)
                      (in thousands, except per share data)
                                   (unaudited)

                                                                    THREE MONTHS ENDED
                                                             JANUARY 31,         DECEMBER 31,
                                                                2000                1998
                                                                ----                ----
Revenue:
     Product                                                  $130,549             $109,959
     Service                                                    86,319               70,267
                                                            ----------            ---------
         Total revenue                                         216,868              180,226
                                                            ----------            ---------
Cost of revenue:
     Product                                                    10,286                7,595
     Service                                                    18,599               14,111
                                                            ----------            ---------
         Total cost of revenue                                  28,885               21,706
                                                            ----------            ---------
Gross margin                                                   187,983              158,520
                                                            ----------            ---------
Operating expenses:
     Research and development                                   44,267               40,936
     Sales and marketing                                        66,996               55,578
     General and administrative                                 12,249               11,092
     Amortization of intangible assets                           3,521                   --
     In-process research and development
       and other costs                                           1,750                   --
                                                            ----------            ---------
         Total operating expenses                              128,783              107,606
                                                            ----------            ---------
Operating income                                                59,200               50,914
Other income, net                                                8,940                8,484
                                                            ----------            ---------
Income before provision for income taxes                        68,140               59,398
Provision for income taxes                                      23,037               19,007
                                                            ----------            ---------
Net income                                                  $   45,103            $  40,391
                                                            ==========            =========
Basic earnings per share:
     Net income                                              $    0.64            $    0.58
                                                            ==========            =========
     Weighted average common shares                             70,785               69,166
                                                            ==========            =========
Diluted earnings per share:
     Net income                                             $     0.61            $    0.56
                                                            ==========            =========
     Weighted average common shares
       and equivalents                                          74,281               72,384
                                                            ==========            =========

(1) On July 15, 1999, the Board of Directors changed the Company fiscal year to end on the Saturday nearest to October 31. Information for the October 1999 transition period will be filed with Synopsys' quarterly report on Form
     10-Q for the first quarter of fiscal 2000.


                                 SYNOPSYS, INC.

                    CONDENSED CONSOLIDATED BALANCE SHEETS (1)
                                 (in thousands)
                                   (unaudited)

                                                          JANUARY 31,         OCTOBER 31,
                                                             2000                1999
                                                             ----                ----
ASSETS
Current assets:
     Cash and cash equivalents                           $   222,242        $   309,394
     Short-term investments                                  428,825            399,995
     Accounts receivable, net                                156,899            130,253
     Prepaid expenses, deferred taxes and other               66,445             66,814
                                                         -----------        -----------
       Total current assets                                  874,411            906,456
                                                         -----------        -----------
Property and equipment, net                                  136,568            135,118
Long-term investments                                         80,920             57,651
Intangible assets, net                                        57,488             56,240
Other assets                                                  28,467             22,818
                                                         -----------        -----------
         Total assets                                    $ 1,177,854        $ 1,178,283
                                                         ===========        ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable and accrued liabilities            $    80,870         $   98,976
     Current portion of long-term debt                         9,639              8,658
     Accrued income taxes                                     52,964             50,146
     Deferred revenue                                        136,833            126,758
                                                         -----------         ----------
       Total current liabilities                             280,306            284,538
                                                         -----------         ----------

Long-term debt                                                 4,123             11,304
Deferred compensation                                         16,421              9,844
Stockholders' equity:
     Capital stock                                           555,826            542,760
     Retained earnings                                       377,932            349,192
     Treasury stock, at cost                                 (75,248)           (28,589)
     Accumulated other comprehensive income                   18,494              9,234
                                                         -----------        -----------
       Total stockholders' equity                            877,004            872,597
                                                         -----------        -----------
         Total liabilities and stockholders' equity      $ 1,177,854        $ 1,178,283
                                                         ===========        ===========

(1) On July 15, 1999, the Board of Directors changed the Company fiscal year to end on the Saturday nearest to October 31. Information for the October 1999 transition period will be filed with Synopsys' quarterly report on Form 10-Q for the first quarter of fiscal 2000.

                                 SYNOPSYS, INC.

          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (1) (2)
                      (in thousands, except per share data)
                                   (unaudited)

                                                       THREE MONTHS ENDED
                                               JANUARY 31,            DECEMBER 31,
                                                   2000                   1998
                                                   ----                   ----
Revenue:
     Product                                     $130,549                 $109,959
     Service                                       86,319                   70,267
                                               ----------                ---------
         Total revenue                            216,868                  180,226
                                               ----------                ---------
Cost of revenue:
     Product                                       10,286                    7,595
     Service                                       18,599                   14,111
                                               ----------                ---------
         Total cost of revenue                     28,885                   21,706
                                               ----------                ---------
Gross margin                                      187,983                  158,520
                                               ----------                ---------
Operating expenses:
     Research and development                      44,267                   40,936
     Sales and marketing                           66,996                   55,578
     General and administrative                    12,249                   11,092
                                               ----------                ---------
         Total operating expenses                 123,512                  107,606
                                               ----------                ---------
Operating income                                   64,471                   50,914
Other income, net                                   8,940                    8,484
                                               ----------                ---------
Income before provision for income taxes           73,411                   59,398
Provision for income taxes                         22,757                   19,007
                                               ----------                ---------
Net income                                     $   50,654                $  40,391
                                               ==========                =========
Basic earnings per share:
     Net income                                 $    0.72                $    0.58
                                               ==========                =========
     Weighted average common shares                70,785                   69,166
                                               ==========                =========
Diluted earnings per share:
     Net income                                $     0.68                $    0.56
                                               ==========                =========
     Weighted average common shares
       and equivalents                             74,281                   72,384
                                               ==========                =========

(1) On July 15, 1999, the Board of Directors changed the Company fiscal year to end on the Saturday nearest to October 31. Information for the October 1999 transition period will be filed with Synopsys' quarterly report on Form 10-Q for the first quarter of fiscal 2000.
(2) Amounts and per share data for the periods presented exclude amortization of intangible assets and in-process research and development.